EXHIBIT 10.1
Signature Bancorporation, Inc.
AMENDED and restated STOCK INCENTIVE PLAN
1.
Establishment and Purpose.  The Signature Bancorporation, Inc. Stock Incentive Plan, initially adopted on August 4, 2006, is hereby amended and restated (the “Amended Plan”) by the shareholders of Signature Bancorporation, Inc. (the “Company”) effective as of May 26, 2016 (the “Effective Date”).  The Amended Plan has been adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Eligible Individuals and to promote the success of the Company’s business.  The Amended Plan is being adopted with the approval of the Company’s shareholders.  Unless the Amended Plan is discontinued earlier by the Board as provided herein, no Incentive Stock Option shall be granted hereunder on or after the date 10 years after the Effective Date.
Certain terms used herein are defined as set forth in Section 7.
2.
Administration; Eligibility.  The Amended Plan shall be administered by the Committee; provided, however, that, if at any time no Committee shall be in office, the Amended Plan shall be administered by the Board.  As used herein, the term “Administrator” means the Board or the Committee as shall be administering the Amended Plan.
The Administrator shall have plenary authority to grant Stock Options pursuant to the terms of the Amended Plan to Eligible Individuals.  Participation shall be limited to such persons as are selected by the Administrator.  Stock Options may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).  The provisions of Stock Options need not be the same with respect to each Participant.
Among other things, the Administrator shall have the authority, subject to the terms of the Amended Plan:
(a)
to select the Eligible Individuals to whom Stock Options may from time to time be granted;
(b)
to determine whether and to what extent Stock Options are to be granted hereunder;
(c)
to determine the number of shares of Stock to be covered by each Stock Option granted hereunder;
(d)
to approve forms of agreement for use under the Amended Plan;
(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Stock Option and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);
(f)
subject to Section 6(a) and the FDIC’s Statement of Policy on Applications for Deposit Insurance, to modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance-based Stock Options pursuant to the terms of the Amended Plan and (ii) extension of the post-termination exercisability period of Stock Options;
(g)
to determine to what extent and under what circumstances Stock and other amounts payable with respect to a Stock Option shall be deferred; and
(h)
to determine the type and amount of consideration to be received by the Company for any Stock Option issued hereunder.
The Board shall have sole responsibility for determining the Fair Market Value under the Amended Plan.  The Board shall communicate the Fair Market Value to the Administrator upon the Administrator’s request.
The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Amended Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Amended Plan and any Stock Option issued under the Amended Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Amended Plan; provided, however, such actions taken by the Administrator pursuant to this provision shall be consistent with applicable law.
Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time.  The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.
Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Amended Plan with respect to any Stock Option shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Amended Plan, at any time thereafter.  All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Amended Plan shall be final and binding on all persons, including the Company and Participants.
No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.
3.
Stock Subject to Plan.  Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Amended Plan shall be an amount equal to 163,900 shares of Stock (which such shares of Stock may consist in whole or in part of treasury shares of Stock held by the Company); provided that shares of Stock included in Stock Option grants made under the 2006 Plan shall be included in determining the number of shares of Stock that have been granted to Participants under this Amended Plan.
To the extent any shares of Stock covered by a Stock Option are not delivered to a Participant or beneficiary thereof because the Stock Option expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Stock Option is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Amended Plan.
Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, in the aggregate, granted to any one Participant during any calendar year shall be fifteen thousand (15,000) shares.
In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (A) number and kind of shares that may be delivered under the Amended Plan, (B) additional maximums imposed in the immediately preceding paragraph, (C) number and kind of shares subject to outstanding Stock Options, (D) exercise price of outstanding Stock Options and (E) other characteristics or terms of the Stock Options as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.
4.
Stock Options.  Stock Options granted under the Amended Plan may be of two types:  Incentive Stock Options and Non‑Qualified Stock Options.  Any Stock Option granted under the Amended Plan shall be in such form as the Administrator may from time to time approve.
The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.  Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries.  To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.  Incentive Stock Options may be granted only within 10 years from the date the Amended Plan is adopted, or the date the Amended Plan is approved by the Company’s stockholders, whichever is earlier.
Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator.  An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.  The grant of a Stock Option shall occur as of the date the Administrator determines.
Anything in the Amended Plan to the contrary notwithstanding, no term of the Amended Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Amended Plan be exercised, so as to disqualify the Amended Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:
(a)
Exercise Price.  The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

            (b)       Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Stock Option is granted.
(c)
Exercisabilty.  Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator; provided, however, that Stock Options shall vest over at least a three (3) year period in equal percentages or the Administrator may determine a different vesting period which shall not be less than three (3) years.  If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time alter such installment exercise provisions to reduce such installment period, but such installment period shall never be less than three (3) years, based on such factors as the Administrator may determine.
(d)
Method of Exercise.  Subject to the provisions of this Section 4, vested Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.
The option price of any Stock Option shall be paid in full (i) in cash, including without limitation, with the proceeds from a loan (provided it is consistent with any applicable provisions of Regulation O) obtained by the participant, (ii) by any other means which the Administrator determines, in its sole discretion, to be consistent with the Amended Plan’s purpose and applicable law, including without limitation, withholding shares of stock under the Stock Option, or accepting existing shares of Stock owned by the Participant, having a Fair Market Value on the date of exercise equal to the exercise price as payment of the applicable exercise price (i.e., a cashless exercise), or (iii) by a combination of (i) and (ii) above as determined by the Administrator in its sole discretion.
No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made.  Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.
(e)
Withholding Taxes.  Whenever the Company proposes or is required to issue or transfer shares of Stock to a Participant under the Amended Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state or local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to the Participant, as compensation or otherwise, as necessary.  The Company may also elect to withhold any applicable taxes by accepting shares of Stock covered by a Stock Option, or other existing shares of Stock owned by the Participant, with a Fair Market Value equal to the amount of taxes to be withheld.  The Board shall determine the Fair Market Value of such shares of Stock for purposes of determining the number of shares of Stock to be used for such withholding taxes at the time of withholding.
(f)
Transferability of Stock Options.  A Non-Qualified Stock Option shall not be transferable except by will or the laws of descent and distribution.  An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution.  A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the

Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.
(g)
Termination by Death.  Unless otherwise provided in the applicable option agreement, which shall be consistent with the requirements of the FDIC’s Statement of Policy on Applications for Deposit Insurance, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.
(h)
Termination by Reason of Disability.  Unless otherwise provided in the applicable option agreement, which shall be consistent with the requirements of the FDIC’s Statement of Policy on Applications for Deposit Insurance, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of 12 months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, an unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.
(i)
Termination by Reason of Retirement.  Unless otherwise provided in the applicable option agreement, which shall be consistent with the requirements of the FDIC’s Statement of Policy on Applications for Deposit Insurance, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of ninety (90) days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.
(j)
Other Termination.  Unless otherwise provided in the applicable option agreement, which shall be consistent with the requirements of the FDIC’s Statement of Policy on Applications for Deposit Insurance, if an Optionee’s employment or provision of services terminates due to voluntary resignation by such Optionee, any Stock Option held by such Optionee, to the extent then exercisable, may be exercised for the lesser of 3 months from the date of such termination of employment or provision of services or the remainder of such Stock Option’s term.  Unless otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates for any reason other than due to voluntary resignation, death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine (such accelerated basis to be consistent with the requirements of Section 4(c) above), may be exercised for the lesser of 3 months from the date of such termination of employment or provision of services or the remainder of such Stock Option’s term, and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.  In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.
(k)
Exception to Termination.  Notwithstanding anything in this Plan to the contrary, if an Optionee’s employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer will not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator.  A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.
(l)
Participant Loans.  To the extent allowed by law, the Administrator may in its discretion authorize the Company to:
(i)
lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or
(ii)
guarantee a loan obtained by an Optionee from a third party for the purpose of tendering such exercise price.
The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest thereunder, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value on the date of exercise, less the par value, of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.
5.
Change in Control Provisions.
(a)
Impact of Event.  Notwithstanding any other provision of the Amended Plan to the contrary, in the event of a Change in Control:

            (i)
Unless otherwise determined by the Administrator, the vesting period for any Stock Options outstanding as of the business day immediately preceding the date that such Change in Control is anticipated to occur, and which are not then otherwise exercisable and vested, shall immediately accelerate so that such Stock Options shall be deemed to be fully vested and exercisable as of the business day immediately preceding the date on which the Change in Control is anticipated to occur;
(ii)
All outstanding repurchase rights of the Company with respect to any outstanding Stock Options shall terminate as of the date that the Change in Control is anticipated to occur; and
(iii)
Outstanding Stock Options as of the date that the Change in Control is anticipated to occur shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:
(A)
The continuation of the outstanding Stock Options by the Company, if the Company is a surviving corporation;
(B)
The assumption of the outstanding Stock Options by the surviving corporation or its parent or subsidiary;
(C)
The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Stock Options; or
(D)
Settlement of each share of Stock subject to an outstanding Stock Option for the Change in Control Price (less, to the extent applicable, the per share exercise price).
(iv)
In the absence of any agreement of merger or reorganization effecting such Change in Control, each vested share of Stock subject to an outstanding Stock Option shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price).
(b)
Definition of Change in Control.  For purposes of the Amended Plan, a “Change in Control” shall mean the happening of any of the following events:
(i)
An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (A) in a transaction, of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:  (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 5(b), or (B) in a transaction or series of transactions, of more than 50% of the Outstanding Company Voting Securities; excluding, however, the following: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (3) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 5(b); or
(ii)
Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least half of the Board; provided, however, for purposes of this Section 5(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board; or
(iii)
The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Voting Securities, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or
(iv)
The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this Section 5(b), assuming for this purpose that such transaction were a Corporate Transaction.
(c)
Change in Control Price.  For purposes of the Amended Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60‑day period prior to and including the date of a Change in Control, or if not reported on a national securities exchange or listed on Nasdaq, the Fair Market Value of the Stock, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the good faith discretion of the Board.
6.
Miscellaneous.
(a)
Regulatory Directive.  The Federal Deposit Insurance Corporation (“FDIC”) may direct the Company to require plan participants to exercise or forfeit any rights under this plan as a result of the Bank failing to meet the capital requirements imposed by the FDIC or the Illinois Department of Financial and Professional Regulation.  The Company will notify plan participants of the requirement that they either exercise or forfeit rights under the plan, if the Company receives notification from the FDIC that the Bank has failed to meet required capital levels and that plan participants need to exercise or forfeit rights under the plan.
(b)
Amendment.  The Board may, in conformance with the FDIC’s Statement of Policy on Applications for Deposit Insurance, amend, alter, or discontinue the Amended Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under a Stock Option theretofore granted without the Participant’s consent.  No such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.
The Administrator may, in conformance with the FDIC’s Statement of Policy on Applications for Deposit Insurance, amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder’s consent.
(c)
Unfunded Status of Plan.  It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation.  The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.
(d)
General Provisions.
(i)
The Administrator may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.
All certificates for shares of Stock or other securities delivered under the Amended Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(ii)
Nothing contained in the Amended Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

    (iii)
The adoption of the Amended Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.
(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Stock Option under the Amended Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.  The obligations of the Company under the Amended Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.
(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid.
(vi)
Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Stock, cash or other thing of value under this Plan or an agreement to be transferred to the Participant, and no shares of Stock, cash or other thing of value under this Plan or an agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.
(vii)
The grant of a Stock Option shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
(viii)
If any payment or right accruing to a Participant under this Plan (without the application of this Section (6)(d)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in a Stock Option or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.”  The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant.  The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose.  The foregoing provisions of this Section 6(d)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total

Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.1
(ix)
To the extent that the Administrator determines that the restrictions imposed by the Amended Plan preclude the achievement of the material purposes of the Stock Options in jurisdictions outside the United States, the Administrator in its discretion may, in conformance with the FDIC’s Statement of Policy on Applications for Deposit Insurance, modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.
(x)
The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.
(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.
(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company.  All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.
(xiii)
This Plan and each agreement granting a Stock Option constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Amended Plan shall control.
(xiv)
In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as a Stock Option or pursuant to the exercise or settlement of a Stock Option.
(xv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or a Stock Option, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of a Stock Option or the Company’s purchase of Stock or a Stock Option from such holder in accordance with the terms hereof.
(xvi)
This Plan, and all Stock Options, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Illinois (other than its law respecting choice of law).
 [1] This provision does not provide for a gross-up payment if Section 280G and 4999 of the Code apply.  Unless otherwise provided in a Stock Option, Total Payments are capped to avoid “parachute payment” treatment.

7.
Definitions.  For purposes of this Plan, the following terms are defined as set forth below:
(a)
“Affiliate” means a corporation or other entity controlled by the Company and designated by the Administrator as such.
(b)
“Board” means the Board of Directors of the Company.
(c)
“business day” means any day on which banks located in the State of Illinois are required or permitted to be open, other than Saturdays, Sundays and holidays observed by the federal government.
(d)
“Cause” means “Cause” as defined in an Eligible Individual’s employment or other agreement with the Company, or if there is no such agreement or such agreement does not define “Cause”, then “Cause” shall mean a felony conviction of an Optionee or the failure of an Optionee to contest prosecution for a felony, or an Optionee’s willful misconduct or dishonesty, or other unauthorized activity any of which, in the good faith opinion of the Administrator, is directly and materially harmful to the business or reputation of the Company, a Subsidiary or an Affiliate.
(e)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(f)
“Commission” means the Securities and Exchange Commission or any successor agency.
(g)
“Committee” means a committee of Directors appointed by the Board to administer this Plan consisting of two or more directors each of whom is also an “outside director” under Section 162(m) of the Code.  The Committee will not include any inside directors.
(h)
“Company” means Signature Bancorporation, Inc., an Illinois corporation.
(i)
“Director” means a member of the Company’s Board of Directors.
(j)
“Disability” means total and permanent disability, as defined in Section 22(e)(3) of the Code.  The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.
(k)
“Effective Date” means May 26, 2016.
(l)
“Eligible Individual” means any officer, employee or director of the Company or a Subsidiary or Affiliate.  A person shall not cease to be an “Eligible Individual” in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, parent, a Subsidiary or an Affiliate, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non‑Qualified Stock Option.
(m)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

            (n)       “Fair Market Value” means, as of any given date, the fair market value of the Stock as determined by the Board or under procedures established by the Board.  Such fair market value shall be determined by the Board in good faith, with a reasonable basis for its assumptions, and basing its determination on acceptable valuation principles.
(o)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have substantially all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of substantially all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.
(p)
“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(q)
“Nasdaq” means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.
(r)
“Non-Employee Director” means a Director who is not an officer or employee of the Company.
(s)
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(t)
“Optionee” means a person who holds a Stock Option.
(u)
“Participant” means a person granted a Stock Option.
(v)
“Retirement” means retirement from active employment under a pension plan of the Company or any Subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.  In addition, “Retirement” will be deemed to include any retirement with the express written consent of the Company or any Subsidiary or Affiliate, at or before the time of retirement under the preceding sentence, from active employment with the Company or any Subsidiary or Affiliate.
(w)
“Stock” means common stock, par value $1.00 per share, of the Company, including shares of common stock that are held as treasury stock by the Company.
(x)
“Stock Option” means an option granted under Section 4.
(y)
“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(o) of the Code) with respect to the Company.

             (z)        “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.
In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

amendment to 2016 incentive plan approved by the shareholders of signature bancorporation, inc. on may 23, 2019
Pursuant to Section 6(b) of the Signature Bancorporation, Inc. Amended and Restated Stock Incentive Plan (the “2016 Incentive Plan”), the 2016 Incentive Plan is amended by deleting the first sentence of Section 3 in its entirety and replacing such sentence with the following sentence:
“3.
Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Amended Plan, as of May 23, 2019, shall be an amount equal to 221,022 shares of Stock (which such shares of Stock may consist in whole or in part of treasury shares of Stock held by the Company); provided that shares of Stock to be delivered on outstanding Stock Option grants made under the 2006 Plan shall be included in determining the number of shares of Stock that have been granted to Participants under this Amended Plan.”
No other changes, amendments or modifications shall be deemed made to the 2016 Incentive Plan other than the amendment set forth above.